UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

{PRIVATE}Date of Report (Date of earliest reported)   November 5, 2001
                                                    -------------------

                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

           WYOMING                       0-29651                  06-15763-91
 ----------------------------          -------------          ------------------
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation                 File Number)         Identification No.)


           70 ESSEX STREET, MYSTIC, CONNECTICUT                      06355
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(Address of principal executive offices)                           (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On November 5, 2001 the Registrant announced that the Anthony Robbins Companies have elected to use Zmail from USA Video Interactive Corporation (OTCBB: USVO;
CDNX:  US; BSE/Frankfurt: USF www.usvo.com) for an upcoming promotional campaign
                              ------------

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News  Release  dated  November  5,  2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  USA  VIDEO  INTERACTIVE  CORP.


Date :   November 5, 2001                   By :  /s/  Anton  J.  Drescher
      -----------------------                     ------------------------------
                                                  ANTON  J.  DRESCHER,
                                                  CORPORATE  SECRETARY


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                                                                    FORM 8-K   3
--------------------------------------------------------------------------------


USVO
USA VIDEO INTERACTIVE CORP

MYSTIC, CONNECTICUT, NOVEMBER 5, 2001 -The Anthony Robbins Companies have elected to use Zmail from USA Video Interactive Corporation (OTCBB: USVO; CDNX:
US;  BSE/Frankfurt: USF www.usvo.com) for an upcoming promotional campaign.  The
                        ------------
Anthony Robbins Companies (http://www.tonyrobbins.com) are led by Anthony Robbins, the world's leading expert in the psychology of peak performance. Mr. Robbins has advised and counseled Fortune 500 CEOs, members of two royal families, sports teams from the NHL and NBA, professional athletes ranging from Andre Agassi to Greg Norman, outstanding students, extraordinary parents, and the President of the United States.

"We're happy to be working with The Anthony Robbins Companies," said Daniel E. Kinnaman, USVO's Senior Vice President of Sales & Marketing. "We're confident that our Zmail product delivers the added value that The Anthony Robbins Companies and our other customers are looking for in Internet-based marketing."

Zmail is the first commercial product announced by USVO under its new StreamHQ(TM) architecture. Zmail combines the ease of email with the power of rich media and uses the advanced real-time data capturing and security features of StreamHQ(TM) to provide customers with a higher return on their marketing expenditures than has been possible with traditional media. Zmail is an ideal application for direct marketing, corporate communications, and customer service.

ABOUT  USA  VIDEO  INTERACTIVE  (USVO)

USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added content delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of the available connectivity. While competitors take a "one-size-fits-all" content delivery approach, StreamHQ(TM) brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality content delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. StreamHQ(TM) encompasses a range of end-to-end services from source to viewing, including web casting, content production, content encoding, asset management and protection, media and application hosting, multi-mode content distribution, and transaction data capture and reporting. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.
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USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT
06355; (800) 625-2200; (860) 572-1560.  Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin Stock Exchange/Frankfurt: USF. Standard & Poors Listed. CUSIP 902924208. The
Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560; info@usvo.com
                                                     -------------


This press release may contain forward-looking statements. Actual results may differ materially from those projected in any forward-looking statement. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.


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